Exhibit 10.22




                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT is made as of the ___________day of August, 2001 by and among JDI HAMPTON, L.L.C., an Illinois limited liability company ("LENDER") and OLD POINT COMFORT HOTEL, L.L.C., A Virginia limited liability company ("BORROWER") and JOHN KNORR ("GUARANTOR").

                                    RECITALS:
                                    ---------

         A. On September 14, 2000, Borrower borrowed from Lender and Lender lent to Borrower, the sum of ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,675,000) (the "Loan"), and the Loan was evidenced by a Mortgage Note dated September 14, 2000 in the principal amount of ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,675,000.00) (the "Note").

         B. The Note was secured by the following described documents each dated as of September 14, 2000 (the Note and the documents listed below are collectively, the "Loan Documents"):

                  1. Loan Agreement and between Borrower and Lender (the "Loan Agreement");

                  2. Leasehold Deed of Trust ("Mortgage") placing a first mortgage lien on Borrower's leasehold interest in certain real property legally described on Exhibit A attached hereto and made a part hereof ("Property");

                  3. Assignment of Rents and Lessor's Interest in Leases ("Assignment of Rent");

                  4. Security Agreement;

                  5. Continuing Guarantee of Guarantor;

                  6. Environmental Indemnity Agreement;

                  7. UCC Financing Statements and Fixture Filing; and

                  8. Collateral Assignment of Management Contract;

         C. Borrower wishes, ad Lender is willing, to modify the terms of the Loan Documents, subject to the terms and conditions set forth below.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration and receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Recitals. The foregoing recitals are hereby incorporated into and made a part of this Modification Agreement.

         2. Capitalized Terms. Capitalized terms contained in this Modification Agreement shall retain the meaning given under the Mote or the Loan Documents.

         3. Maturity Date. The Loan Documents and the Note are hereby amended to provide that the Maturity Date, as defined in the Note, shall be November, 13, 2001, and any reference to the Maturity Date in the Loan Documents will refer to the Maturity Date as amended b this Modification Agreement.

         4. Documents to Remain in Effect: Confirmation of Obligations. The Note and the Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein, and who have agreed to all of the terms, conditions, obligations and liabilities of the Loan Documents. All references in the Note and the Loan Documents to such documents shall be deemed to refer to the Note and Loan Documents as modified herein. Borrower hereby confirms and reaffirm that the Loan Documents secure the Note. To induce Lender to enter into this Modification Agreement, Borrower hereby represents, acknowledges and agrees that it does not now have or hold any defense to the performance of any of its obligations under the Note or the Loan Documents, nor does Borrower have any claim against Lender which might be set-off or credited against any payments due under any of the Note or Loan Documents. Borrower further represents, acknowledges and agrees that it does not have any actual or potential actions, claims, suits or defenses arising from any letters of intent, correspondence or other communications (oral or written) among Borrower, Guarantors (as defined in the Loan Documents) and Lender.

         5. Consent of Guarantor. Guarantor expressly consents to the terms, provisions and conditions of the Modification and acknowledges and ratifies all other terms of the Guarantee.

         6. Certifications, Representations and Warranties. In order to induce Lender to enter into this Modification Agreement, Borrower hereby certifies, represents and warrants to Lender that all certifications, representations and warranties contained in the Note and the Loan Documents and in all certificates heretofore delivered to Lender are true and correct as of the date hereof, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Modification Agreement.

         7. Additional Certificates, Representations and Warranties. In addition to the certifications, representations and warranties set forth in the Note and Loan Documents, Borrower hereby certifies, represents and warrants to Lender that:

                  (a) Borrower is duly organized, validly existing and in good standing under the laws of the State of Virginia, have all necessary power to carry on their present businesses, and have full right, power and authority to enter into and execute and deliver this Modification Agreement and to otherwise perform and consummate the transactions contemplated hereby.

                  (b) This Modification Agreement has been duly authorized, executed and delivered by Borrower and constitutes valid and legally binding obligations enforceable again Borrower in accordance with its terms. The execution and delivery of this Modification Agreement and compliance with the provisions hereof and hereof under the circumstances contemplated herein and therein do not and will not conflict with or constitute a breach of violation of or default under the agreement creating Borrower or any agreement or other instrument to which Borrower, Guarantor, or either of them, is a party, or by which any one of them is bound, or to which any of their properties are subject, or any existing law, administrative regulation, court order or consent to decree to which any one of them is subject.

                  (c) There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Modification Agreement or questioning the validity hereof, or in any way contesting the existence or powers of Borrower or Guarantor, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by the Modification Agreement.

                  (d) Borrower and Guarantor are in full compliance with all of the terms and conditions of the Modification Agreement and the Loan Documents, no event of default has occurred and is continuing with respect thereto and no event has occurred and is continuing which with the lapse of time or the giving of notice or both would constitute such an event of default, and Borrower and Guarantor hereby release and waive and all (i) defenses to payment of obligations under the Loan Documents; and (ii) claims or causes of action which Borrower or Guarantor may have against Lender or its agents.

                  (e) As of the date hereof, (i) there has been no Event of Default as defined in the Mortgage that has not been waived or cured; and (ii) all expenditures of the Loan proceeds that have been made or that will be made by Borrower are solely for the purposes set forth in this Modification Agreement and the Loan Documents.

         8. Conditions Precedent. Borrower acknowledges and agrees that this Modification agreement shall be of no force or effect unless and until this Modification Agreement has been executed by Borrower and delivered to and accepted and executed by Lender, and properly recorded, if applicable.

         9. Not a Novation. Borrower and Lender expressly state, declare and acknowledge that this Modification Agreement is intended only to modify Borrower's and Guarantor's continuing obligations under the Note and the Loan Documents in the manner set forth herein and is not intended as a novation.

         10. Entire Agreement. This Modification Agreement sets for the all of the covenants, provisions, agreements, conditions and understandings of the parties relating to the subject matter of this Modification Agreement, and there are no covenants, promises, agreements, conditions or understanding, either oral or written, between them other than as are herein set forth. The parties hereto hereby agree that the terms of this Modification Agreement supersede all of the terms, conditions and obligations of Lender set forth in all prior commitment letters, correspondence or other commitments (oral or written) among Borrower, Guarantor and Lender.

         11. Additional Documents. Borrower and Guarantor agree to execute and deliver such other and further documents requested by Lender or its counsel to achieve the objectives of this Modification Agreement.

         12. Successors. This Modification Agreement and the Additional Loan Documents shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

         13. Severability. In the event any provision of the Modification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         14. Amendments, Changes and Modifications. This Modification Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

         15. Construction.

                  (a) The words "hereof", "herein", and "hereunder", and other words of a similar import refer to this Modification Agreement as a whole and not to the individual sections in which such terms are used.

                  (b) The headings of the Modification Agreement are for convenience only and shall not define or limit the provisions hereof.

                  (c) Where the context so requires, words used singular shall include the plural and vise versa, and words of one gender shall include all other genders.

         16. Execution of Counterparts. This Modification Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         17. Governing Law. This Modification Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.

         PARAGRAPH 18 CONTINUES ON NEXT PAGE

         18. Effective Date. The effective date of this Modification Agreement shall be as of the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the date first above written.

LENDER:

JDI HAMPTON, L.L.C., an Illinois limited liability company

By:__________________________________
Its:__________________________________

BORROWER:

OLD POINT COMFORT HOTEL, L.L.C., a Virginia limited liability company

By:_________________________________
Name:_______________________________
Its:_________________________________

GUARANTOR:


-----------------------------------
           John Knorr

         *19. Notwithstanding the provisions of paragraph 3 above, the Maturity Date (as defined in the Note) shall be September 13, 2002, and any references to the Maturity Date in the Loan Documents will refer to September 13, 2002. As consideration for such additional ten (10) month extension, the Borrower shall pay to the Lender on or before October 11, 2001, an extension fee in the amount of $16,750.00.



STATE OF ILLINOIS          )
                           ) SS
COUNTY OF COOK             )


         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby, certify that _____________________________, a Manager of JDI Hampton, L.L.C., an Illinois limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in persona and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company for the uses and purposed therein set forth.

         GIVEN under my hand and notarial seal this____day of August, 2001.

         -------------------------------
                                                               Notary Public

My Commission Expires:

-------------------

STATE OF                   )
                           ) SS
COUNTY OF                  )

         I, ______________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _________________, the _____________ of OLD POINT COMFORT HOTEL, L.L.C., a Virginia limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ___________________, appeared before me this day in persona and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation for the used and purposes therein set forth.

         GIVEN under my hand and notarial seal, this ___day of August 2001.


         -----------------------------
                  NOTARY PUBLIC


My commission expires:_______________________

STATE OF ILLINOIS          )
                           )        SS
COUNTY OF                  )

         I, _____________________, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY that JOHN KNORR, personally known to me to be the same person whose name he subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal this ___ day of August, 2001.


                                                   -----------------------------
                                                              NOTARY PUBLIC


My Commission Expires:
-------------------